SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2002
                                                          ---------------

                        SAVVIS COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     0-29375                 43-1809960
            --------                     -------                 ----------
  (State or Other Jurisdiction       (Commission File           (IRS Employer
of Incorporation or Organization)         Number)            Identification No.)

12851 Worldgate Drive, Herndon, Virginia                         20170
----------------------------------------                         -----
(Address of Principal Executive Office)                        (Zip Code)

       Registrant's telephone number, including area code: (703) 234-8000
                                                            --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 9.  Regulation FD Disclosure.

         SAVVIS Communications Corporation is furnishing under Item 9 of this Current Report on Form 8-K certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by each of the principal executive officer and principal financial officer. The certifications accompanied the amended Quarterly Report of SAVVIS Communications Corporation on Form 10-Q/A for the quarter ended June 30, 2002, which was filed with the Securities and Exchange Commission on August 15, 2002. The certifications are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K.

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            SAVVIS COMMUNICATIONS CORPORATION


Date: August 15, 2002                By: /s/ David J. Frear
                                         ---------------------------------------
                                         Name: David J. Frear
                                         Title: Executive Vice President and CFO

EXHIBIT INDEX
-------------

Exhibit No.                Description
-----------                -----------

99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002.